LINCOLN NATIONAL LIFE INSURANCE COMPANY
                               AMERICAN LEGACY III
                   LINCOLN NATIONAL VARIABLE ANNUITY ACCOUNT H
                        SUPPLEMENT DATED AUGUST 21, 1998
                       TO PROSPECTUS DATED APRIL 1, 1998

                PLEASE READ THIS SUPPLEMENT CAREFULLY AND RETAIN IT FOR FUTURE
                                     REFERENCE.

The following information will replace in its entirety item number 5, on page 12, under Charges and other deductions -- Contingent deferrred sales charges: A surrender of a contract or withdrawal of contract value as a result of the permanent and total disability of the owner as defined in Section 22(e)(3) of the code [except for contracts issued in the State of New Jersey where permanent and total disability is defined as: (1) during the first 24 months of disability, the owner must be unable to engage in his or her regular occupation and (2) after 24 months of disability or if the owner was not engaged in an occupation when disabiity began, the owner must be unable to engage in any occupation for which he or she is or could be suited by reason of education, training or experience. Being a homemaker or student is considered engaging in an occupation], subsequent to the effective date of the contract and before the 65th birthday of the owner.

The following information is added on page 6 under Synopsis -- What charges are associated with this contract, to the end of item number 6 and on page 12 under Charges and other deductions -- Contingent deferred sales charges, to the end of item number 8:

(This waiver does not apply to contracts issued in the State of New Jersey.)